Exhibit 99.4

Cactus Announces Public Offering of Common Stock

HOUSTON — January 10, 2023 — Cactus, Inc. (NYSE: WHD) (“Cactus”) announced today the commencement of an underwritten offering (the “Offering”) of $125,000,000 of its Class A common stock (“common stock”). Cactus intends to offer the underwriters an option to purchase up to $18,750,000 of additional shares of common stock at the public offering price, less the underwriting discounts and commissions.

Cactus intends to use the net proceeds from this offering to finance a portion of its previously announced acquisition of FlexSteel Technologies Holdings, Inc. and its affiliates.

J.P. Morgan is acting as sole book-running manager for the Offering.

The securities are being offered and will be sold pursuant to an automatic shelf registration statement (including a prospectus) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective upon filing. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. The Offering is being made only by means of a prospectus and related prospectus supplement.

Copies of the preliminary prospectus supplement and accompanying base prospectus related to the Offering may be obtained, free of charge, at the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and accompanying base prospectus may be obtained from:

J.P. Morgan Securities LLC
Attention: Broadridge Financial Solutions

1155 Long Island Avenue
Edgewood, New York 11717
Telephone: (866) 803-9204

prospectus-eq_fi@jpmchase.com

About Cactus, Inc.

Cactus designs, manufactures, sells and rents a range of highly engineered wellhead and pressure control equipment. Its products are sold and rented principally for onshore unconventional oil and gas wells and are utilized during the drilling, completion and production phases of its customers’ wells. In addition, it provides field services for all its products and rental items to assist with the installation, maintenance and handling of the wellhead and pressure control equipment. Cactus operates service centers throughout the United States and Australia, while also providing equipment and services in select international markets.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding the size, timing or results of the Offering, represent Cactus’ expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Cactus’ control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Forward-looking statements can be identified by the use of forward-looking terminology including “may,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “continue,” “potential,” “will,” “hope” or other similar words and include the Company’s expectation of future performance contained herein. These statements discuss future expectations, contain projections of results of operations or of financial condition, or state other “forward-looking” information. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties, including unanticipated challenges relating to the proposed transaction and related financing. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other factors noted in the prospectus and related preliminary prospectus supplement filed with the SEC in connection with the Offering, the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. The risk factors and other factors noted therein could cause actual results to differ materially from those contained in any forward-looking statement. Cactus disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.

Cactus, Inc.

John Fitzgerald, 713-904-4655

Director of Corporate Development and Investor Relations

IR@CactusWHD.com

Source: Cactus, Inc.

2